CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
CONDENSED CONSOLIDATED COMPREHENSIVE INCOME
Net income	$ 12,519	$ 20,739
Other comprehensive income (loss):
Foreign currency translation	1,295	347
Net unrealized gain (loss) from cash flow hedges	742	(1,160)
Total other comprehensive income (loss)	2,037	(813)
Total comprehensive income	$ 14,556	$ 19,926